Exhibit 10.1
Execution Version
CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT
BY AND AMONG
EL PASO PIPELINE PARTNERS, L.P.
EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.
EL PASO ELBA EXPRESS COMPANY, L.L.C.
SOUTHERN LNG COMPANY, L.L.C.
EL PASO PIPELINE CORPORATION
EL PASO PIPELINE HOLDING COMPANY, L.L.C.
EL PASO PIPELINE LP HOLDINGS, L.L.C.
EL PASO PIPELINE GP COMPANY, L.L.C
AND
EL PASO CORPORATION
March 30, 2010

TABLE OF CONTENTS
ARTICLE 1
DEFINITIONS
ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 2.1	Contribution by El Paso of the 1% Interests to EPPC	4
Section 2.2	Contribution by El Paso of the 99% Interests to EPP Holdco	4
Section 2.3	Contribution by EPPC of the 1% Interests to EPP Holdco	4
Section 2.4	Contribution by EPP Holdco of the Subject Interests to EPP LP	4
Section 2.5	Contribution by EPP LP of the Subject Interests to the Partnership	5
Section 2.6	Distribution of the Cash and Equity Consideration	5
Section 2.7	Capital Contribution of EPP GP to the Partnership	5
Section 2.8	Issuance of General Partner Units	5
Section 2.9	Contribution by the Partnership of the Subject Interest to the Operating Company	5
ARTICLE 3
FURTHER ASSURANCES

Section 3.1 Section 3.2	Further Assurances Other Assurances	5 5
ARTICLE 4
CLOSING TIME
ARTICLE 5
MISCELLANEOUS

Section 5.1	Order of Completion of Transactions	6
Section 5.2	Headings; References; Interpretation	6
Section 5.3	Successors and Assigns	6
Section 5.4	No Third Party Rights	6
Section 5.5	Counterparts	7
Section 5.6	Governing Law	7
Section 5.7	Severability	7
Section 5.8	Amendment or Modification	7
Section 5.9	Integration	7
Section 5.10	Deed; Bill of Sale; Assignment	7

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CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT
     This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of March 30, 2010, is entered into by and among El Paso Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”), El Paso Pipeline Partners Operating Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of the Partnership (the “Operating Company”), El Paso Elba Express Company, L.L.C., a Delaware limited liability company and a direct wholly-owned subsidiary of El Paso (“Elba Express”), Southern LNG Company, L.L.C., a Delaware limited liability company and a direct wholly-owned subsidiary of El Paso (“SLNG”), El Paso Pipeline Corporation, a Delaware Corporation and a direct wholly-owned subsidiary of El Paso (“EPPC”), El Paso Pipeline Holding Company, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of El Paso (“EPP Holdco”), El Paso Pipeline GP Company, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of El Paso (“EPP GP”), El Paso Pipeline LP Holdings, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of El Paso (“EPP LP”), and El Paso Corporation, a Delaware corporation (“El Paso”). The parties to this Agreement are collectively referred to herein as the “Parties.” El Paso, EPPC, EPP Holdco, EPP GP and EPP LP, are referred to herein collectively as the “Contributing Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.
RECITALS
     WHEREAS, the Contributing Parties desire to transfer to the Partnership a 51% membership interest in Elba Express and a 51% membership interest in SLNG (the “Subject Interests”) pursuant to the terms of the Contribution Agreement (as defined below) and this Agreement; and
     WHEREAS, El Paso owns a 100% membership interest in Elba Express and a 100% membership interest in SLNG; and
     WHEREAS, after giving effect to the completion of the contribution of the Subject Interest referred to above pursuant to the terms of this Agreement and the Contribution Agreement (as defined below), El Paso and Operating Company will own a 49% and 51% membership interest in Elba Express and SLNG, respectively; and
     WHEREAS, in order to accomplish the objectives and purposes in the preceding recitals, and to effect the intent of the Parties in connection with the consummation of the transactions contemplated hereby, the following actions have been taken prior to the date hereof:
          1. The Partnership, the Operating Company, Elba Express, SLNG, EPPC, EPP Holdco, EPP GP, EPP LP and El Paso entered into that certain Contribution Agreement (the “Contribution Agreement”), dated March 24, 2010 pursuant to which the Partnership agreed to acquire the Subject Interest from the Contributing Parties for aggregate consideration of $810 million (as may be adjusted pursuant to the Contribution Agreement), which consideration will be paid in the form specified in the Contribution Agreement.

     WHEREAS, concurrently with the consummation of the transactions contemplated hereby (the “Closing”), each of the following shall occur:
          1. El Paso will contribute a 1% separate undivided interest (the “1% Interests”) in the Subject Interests to EPPC.
          2. El Paso will contribute its 99% separate undivided interest (the “99% Interests ) in the Subject Interests to EPP Holdco.
          3. EPPC will contribute the 1% Interests to EPP Holdco.
          4. EPP Holdco will contribute the Subject Interests to EPP LP.
          5. EPP LP will contribute the Subject Interests to the Partnership as a contribution in capital to the Partnership.
          6. As consideration for the transfer of the Subject Interests by EPP LP to the Partnership, the Partnership will (i) issue Common Units with a fair market value of $149 million as determined in accordance with the Contribution Agreement (the “Unit Consideration”) to EPP LP (the “Equity Private Placement”), and (ii) distribute $661 million in cash as determined in accordance with the Contribution Agreement (the “Cash Consideration”) to EPP LP.
          7. Concurrently with the Equity Private Placement, EPP GP shall (i) contribute to the Partnership an amount in cash equal to 2/98ths of the aggregate capital contribution to the Partnership attributable to the Unit Consideration (the “GP Cash Contribution”) and (ii) the Partnership shall issue to EPP GP a number of General Partner Units equal to 2/98ths of the aggregate number of Common Units issued in connection with the Equity Private Placement.
          8. The Partnership will contribute the Subject Interest to the Operating Company.
          9. The limited partnership agreements and limited liability company agreements of the aforementioned entities will be amended to the extent necessary to reflect the matters and transactions mentioned in this Agreement.
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE 1
DEFINITIONS
          Section 1.1 The following capitalized terms shall have the meanings given below.
          (a) “1% Interests” has the meaning assigned to such term in the recitals.
          (b) “99% Interests” has the meaning assigned to such term in the recitals.

          (c) “Agreement” has the meaning assigned to such term in the first paragraph of this Agreement.
          (d) “Cash Consideration” has the meaning assigned to such term in the recitals.
          (e) “Closing” has the meaning assigned to such term in the recitals.
          (f) “Closing Date” has the meaning assigned to such term in the Contribution Agreement.
          (g) “Closing Time” shall mean 9:00 a.m. Houston, Texas time on the Closing Date.
          (h) “Common Unit” has the meaning assigned to such term in the Partnership Agreement.
          (i) “Contributing Parties” has the meaning assigned to such term in the first paragraph of this Agreement.
          (j) “Contribution Agreement” has the meaning assigned to such term in the recitals.
          (k) “Elba Express” has the meaning assigned to such term in the first paragraph of this Agreement.
          (l) “El Paso” has the meaning assigned to such term in the first paragraph of this Agreement.
          (m) “EPP Holdco” has the meaning assigned to such term in the first paragraph of this Agreement.
          (n) “EPPC” has the meaning assigned to such term in the first paragraph of this Agreement.
          (o) “EPPC” has the meaning assigned to such term in the first paragraph of this Agreement.
          (p) “EPP GP” has the meaning assigned to such term in the first paragraph of this Agreement.
          (q) “EPP LP” has the meaning assigned to such term in the first paragraph of this Agreement.
          (r) “Equity Private Placement” has the meaning assigned to such term in the first paragraph of this Agreement.
          (s) “General Partner Units” has the meaning assigned to such term in the Partnership Agreement.

          (t) “GP Cash Contribution” has the meaning assigned to such term in the recitals.
          (u) “Operating Company” has the meaning assigned to such term in the first paragraph of this Agreement.
          (v) “Parties” has the meaning assigned to such term in the first paragraph of this Agreement.
          (w) “Partnership” has the meaning assigned to such term in the first paragraph of this Agreement.
          (x) “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of El Paso Pipeline Partners, L.P., dated as of November 21, 2007, as amended by Amendment No. 1 thereto, dated as of July 28, 2008.
          (y) “SLNG” has the meaning assigned to such term in the first paragraph of this Agreement.
          (z) “Subject Interests” has the meaning assigned to such term in the recitals.
          (aa) “Unit Consideration” has the meaning assigned to such term in the recitals.
ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
          Section 2.1 Contribution by El Paso of the 1% Interests to EPPC. El Paso hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPPC, its successors and assigns, for its and their own use forever, all right, title and interest in and to the 1% Interests, and EPPC hereby accepts such 1% Interests from El Paso.
          Section 2.2 Contribution by El Paso of the 99% Interests to EPP Holdco. El Paso hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPP Holdco, its successors and assigns, for its and their own use forever, all right, title and interest in and to the 99% Interests, and EPP Holdco hereby accepts the 99% Interests from El Paso.
          Section 2.3 Contribution by EPPC of the 1% Interests to EPP Holdco. EPPC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPP Holdco, its successors and assigns, for its and their own use forever, all right, title and interest in and to the 1% Interests, and EPP Holdco hereby accepts such 1% Interests from EPPC.
          Section 2.4 Contribution by EPP Holdco of the Subject Interests to EPP LP. EPP Holdco hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPP LP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interests, and EPP LP hereby accepts such Subject Interests from EPP Holdco.
          Section 2.5 Contribution by EPP LP of the Subject Interests to the Partnership. EPP LP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interests, and the Partnership hereby accepts the Subject Interests from EPP LP as a contribution by EPP LP to the capital of the Partnership.
          Section 2.6 Distribution of the Cash and Equity Consideration. The Parties acknowledge that the Partnership has distributed the Cash Consideration and issued the Unit Consideration to EPP LP. EPP LP hereby acknowledges receipt of the Cash Consideration and the Unit Consideration.
          Section 2.7 Capital Contribution of EPP GP to the Partnership. The Parties acknowledge that EPP GP has contributed approximately $3 million in cash to the Partnership (representing an amount equal to 2/98ths of the aggregate capital contribution to the Partnership attributable to the Unit Consideration) in exchange for a proportionate number of General Partner Units in the Partnership and an increase in the capital account of EPP GP by the amount of such cash contribution.
          Section 2.8 Issuance of General Partner Units. The Parties acknowledge that the Partnership has issued 109,107 General Partner Units (which number of units is equal to 2/98ths of the aggregate number of Common Units issued in the Equity Private Placement) to EPP GP. EPP GP acknowledges receipt of such General Partner Units.
          Section 2.9 Contribution by the Partnership of the Subject Interest to the Operating Company. The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Operating Company, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest, and the Operating Company hereby accepts such contribution from the Partnership.
ARTICLE 3
FURTHER ASSURANCES
          Section 3.1 Further Assurances. From time to time after the Closing Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) to more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) to more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.
          Section 3.2 Other Assurances. From time to time after the Closing Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. It is the express intent of the Parties that the Partnership or its subsidiaries own the Subject Interests that are identified in this Agreement.
ARTICLE 4
CLOSING TIME
     Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Closing Time, at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 5, without further action by any Party hereto.
ARTICLE 5
MISCELLANEOUS
          Section 5.1 Order of Completion of Transactions. The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Closing Time in the following order: first, the transactions provided for in Article 2 shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.
          Section 5.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
          Section 5.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
          Section 5.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
          Section 5.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties hereto.
          Section 5.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.
          Section 5.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
          Section 5.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.
          Section 5.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.
          Section 5.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.
[Signature pages follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

EL PASO PIPELINE PARTNERS, L.P. By: EL PASO PIPELINE GP COMPANY, L.L.C., Its General Partner
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO ELBA EXPRESS COMPANY, L.L.C.
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

SOUTHERN LNG COMPANY, L.L.C.
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO PIPELINE CORPORATION
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

[Signature page to Contribution, Conveyance and Assumption Agreement]

EL PASO PIPELINE HOLDING COMPANY, L.L.C.
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO PIPELINE GP COMPANY, L.L.C.
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO PIPELINE LP HOLDINGS, L.L.C. By: EL PASO PIPELINE HOLDING COMPANY, L.L.C., Its Sole Member
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO CORPORATION
By:	/s/ D. Mark Leland
	Name:	D. Mark Leland
	Title:	Executive Vice President

[Signature page to Contribution, Conveyance and Assumption Agreement]